                                                               EXHIBIT (a)(1)(B)

                             LETTER OF TRANSMITTAL
                       TO TENDER SHARES OF COMMON STOCK
                                      OF
                          NATIONAL HOME CENTERS, INC.

                       PURSUANT TO THE OFFER TO PURCHASE
                            DATED NOVEMBER 9, 2001
                                      OF
                            THE NEWMAN FAMILY, LLC

         ------------------------------------------------------------
             THE OFFER AND WITHDRAWAL RIGHTS EXPIRE AT 5:00 P.M.,
             CENTRAL STANDARD TIME, ON MONDAY, DECEMBER 10, 2001,
                         UNLESS THE OFFER IS EXTENDED.
         ------------------------------------------------------------

                       The Depositary for the Offer is:
                                UMB BANK, N.A.

                            Delivery Instructions:

By hand:                           By courier:                         By mail:
UMB Bank, N.A.                     UMB Bank, N.A.                      UMB Bank, N.A.
Securities Transfer Division       Securities Transfer Division        Securities Transfer Division
928 Grand Boulevard, 13th Floor    928 Grand Boulevard, 13th Floor     P.O. Box 410064
Kansas City, Missouri 64106        Kansas City, Missouri 64106         Kansas City, Missouri  64141-0064

                         By facsimile:  (816) 860-3963

                       Telephone Number:  (800) 884-4225
                       ----------------------------------

     Delivery of this Letter of Transmittal to an address other than those shown above does not constitute valid delivery. The instructions accompanying this Letter of Transmittal should be read carefully before this Letter of Transmittal is completed.

     This Letter of Transmittal is to be completed by stockholders of National Home Centers, Inc. ("NHC") either (a) if certificates evidencing shares of common stock, par value $.01 per share, of NHC ("Shares") are to be forwarded herewith or (b) if delivery of Shares is to be made by book-entry transfer to an account maintained by the Depositary at the Depository Trust Company ("DTC") (pursuant to the procedures set forth in "The Tender Offer - Section 3. Procedures for Accepting the Offer and Tendering Shares" of the Offer to Purchase). DELIVERY OF DOCUMENTS TO DTC DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.

     Stockholders whose certificates evidencing Shares ("Share Certificates") are not immediately available or who cannot deliver their Share Certificates and all other documents required hereby to the Depositary prior to the Expiration Date (as defined in the Offer to Purchase) or who cannot complete the procedure for delivery by book-entry transfer on a timely basis and who wish to tender their Shares must do so pursuant to the guaranteed delivery procedure described in of the "The Tender Offer - Section 3. Procedures for Accepting the Offer and Tendering Shares" Offer to Purchase. See Instruction 2 below.

---------------------------------------------------------------------------------------------------
                                  DESCRIPTION OF SHARES TENDERED
---------------------------------------------------------------------------------------------------
Name(s) and Address(es) of Registered                 Share Certificates and Shares Tendered
 Holder(s)                                            (Attach additional list if necessary)
(If blank, please fill in exactly as name(s)
appear(s) on Certificate(s))
---------------------------------------------------------------------------------------------------
                                                  Certificate        Total Number        Number
                                                  Number(s) *         of Shares        of Shares
                                                                     Evidenced by     Tendered **
                                                                   Certificate(s) *
                                            -------------------------------------------------------
                                            -------------------------------------------------------
                                            -------------------------------------------------------
                                            -------------------------------------------------------
                                            -------------------------------------------------------
                                               Total Certificated
                                               Shares Tendered
---------------------------------------------------------------------------------------------------
                                               Total Shares Tendered
                                               by Book-Entry Transfer (DTC)
---------------------------------------------------------------------------------------------------
                                               Total Shares Tendered
---------------------------------------------------------------------------------------------------
*   Need not be completed by stockholders tendering by book-entry transfer.
**  Unless otherwise indicated, it will be assumed that all Shares represented by any certificates delivered to the Depositary are being tendered. See Instruction 4.
---------------------------------------------------------------------------------------------------

[_] CHECK HERE IF SHARE CERTIFICATES HAVE BEEN MUTILATED, LOST, STOLEN OR DESTROYED. SEE INSTRUCTION 10.

[_] CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO THE DEPOSITARY'S ACCOUNT WITH DTC AND COMPLETE THE FOLLOWING:

Name of Tendering Institution:
                              ------------------------------------------------
Account Number:
               ---------------------------------------------------------------
Transaction Code Number:
                        ------------------------------------------------------
[_] CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE
      FOLLOWING:

Name(s) of Registered Holder(s):
                                -----------------------------------------------
Window Ticket Number (if any):
                              -------------------------------------------------
Date of Execution of Notice of Guaranteed Delivery:
                                                   ----------------------------
Name of Institution that Guaranteed Delivery:
                                             ----------------------------------
If delivery is by book-entry transfer, check box:   [_]

Account Number:
               ----------------------------------------------------------------
Transaction Code Number:
                        -------------------------------------------------------

                   NOTE:  SIGNATURES MUST BE PROVIDED BELOW
             PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.


Ladies and Gentlemen:

          The undersigned hereby tenders to The Newman Family, LLC, an Arkansas limited liability company ("Purchaser"), the above-described shares of common stock, par value $.01 per share (the "Shares"), of National Home Centers, Inc., an Arkansas corporation ("NHC"), pursuant to Purchaser's offer to purchase all Shares at $1.40 per Share, net to the seller in cash, without interest, upon the terms and subject to the conditions set forth in the Offer to Purchase, dated November 9, 2001 (the "Offer to Purchase"), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which, together with the Offer to Purchase and any amendments or supplements hereto or thereto, collectively constitute the "Offer"). The undersigned understands that Purchaser reserves the right to transfer or assign, in whole or from time to time in part, to one or more of its affiliates the right to purchase all or any portion of Shares tendered pursuant to the Offer.

          Upon the terms and subject to the conditions of the Offer (and if the Offer is extended or amended, the terms of any such extension or amendment), and subject to, and effective upon, acceptance for payment of Shares tendered herewith, in accordance with the terms of the Offer, the undersigned hereby sells, assigns, and transfers to or upon the order of Purchaser all right, title, and interest in and to all Shares that are being tendered hereby and all dividends, distributions (including, without limitation, distributions of additional Shares), and rights declared, paid, or distributed in respect of such Shares on or after November 9, 2001 (collectively, "Distributions") and irrevocably appoints the Depositary as the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares (and all Distributions), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (i) deliver Share Certificates evidencing such Shares (and all Distributions), or transfer ownership of such Shares (and all Distributions) on the account books maintained by DTC, together, in either case, with all accompanying evidences of transfer and authenticity, to or upon the order of Purchaser, (ii) present such Shares (and all Distributions) for transfer on the books of NHC, and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares (and all Distributions), all in accordance with the terms of the Offer.

          By executing this Letter of Transmittal, the undersigned hereby irrevocably appoints the designees of Purchaser and each of them, as the attorneys and proxies of the undersigned, each with full power of substitution, to vote in such manner as each such attorney and proxy or his substitute shall, in his sole discretion, deem proper and otherwise act (by written consent or otherwise) with respect to all Shares tendered hereby which have been accepted for payment by Purchaser prior to the time of such vote or other action and all Shares and other securities issued in Distributions in respect of such Shares, which the undersigned is entitled to vote at any meeting of stockholders of NHC (whether annual or special and whether or not an adjourned or postponed meeting) or consent in lieu of any such meeting or otherwise. This proxy and power of attorney is coupled with an interest in Shares tendered hereby, is irrevocable and is granted in consideration of, and is effective upon, the acceptance for payment of such Shares by Purchaser in accordance with other terms of the Offer. Such acceptance for payment shall revoke all other proxies and powers of attorney granted by the undersigned at any time with respect to such Shares (and all Shares and other securities issued in Distributions in respect of such Shares), and no subsequent proxies, powers of attorney, consents or revocations may be given by the undersigned with respect thereto (and if given will not be deemed effective). The undersigned understands that, in order for Shares or Distributions to be deemed validly tendered, immediately upon Purchaser's acceptance of such Shares for payment, Purchaser must be able to exercise full voting and other rights with respect to such Shares (and any and all Distributions), including, without limitation, voting at any meeting of NHC's stockholders then scheduled.

          The undersigned hereby represents and warrants (i) that the undersigned has full power and authority to tender, sell, assign, and transfer Shares tendered hereby and all Distributions, (ii) that when such Shares are accepted for payment by Purchaser, Purchaser will acquire good, marketable, and unencumbered title thereto and to all Distributions, free and clear of all liens, restrictions, charges, and encumbrances, and (iii) that none of such Shares and Distributions will be subject to any adverse claim. The undersigned, upon request, shall execute and deliver all additional documents deemed by the Depositary or Purchaser to be necessary or desirable to complete the sale, assignment, and transfer of Shares tendered hereby and all Distributions. In addition, the undersigned shall remit and transfer promptly to the Depositary for the account of Purchaser all Distributions in respect of Shares tendered hereby, accompanied by appropriate documentation of transfer.

          No authority herein conferred or agreed to be conferred shall be affected by, and all such authority shall survive, the death or incapacity of the undersigned. All obligations of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors, and assigns of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

          The undersigned understands that the valid tender of Shares pursuant to any one of the procedures described in "The Tender Offer - Section 3. Procedures for Accepting the Offer and Tendering Shares" of the Offer to Purchase and in the Instructions hereto will constitute the undersigned's acceptance of the terms and conditions of the Offer. Purchaser's acceptance of such Shares for payment will constitute a binding agreement between the undersigned and Purchaser upon the terms and subject to the conditions of the Offer (and if the Offer is extended or amended, the terms or conditions of any such extension or amendment).

          Unless otherwise indicated below in the box entitled "Special Payment Instructions," please issue the check for the purchase price of all Shares purchased and return all Share Certificates evidencing Shares not tendered or not accepted for payment in the name(s) of the registered holder(s) appearing above under "Description of Shares Tendered." Similarly, unless otherwise indicated below in the box entitled "Special Delivery Instructions," please mail the check for the purchase price of all Shares purchased and return all Share Certificates evidencing Shares not tendered or not accepted for payment (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing above under "Description of Shares Tendered." In the event that the boxes below entitled "Special Payment Instructions" and "Special Delivery Instructions" are both completed, please issue the check for the purchase price of all Shares purchased and return all Share Certificates evidencing Shares not tendered or not accepted for payment in the name(s) of, and deliver such check and return such Share Certificates (and any accompanying documents, as appropriate) to, the person(s) so indicated. In the case of book-entry delivery of Shares, please credit the Depositary's account at DTC with any Shares not accepted for payment. The undersigned recognizes that Purchaser has no obligation, pursuant to the Special Payment Instructions, to transfer any Shares from the name of the registered holder(s) thereof if Purchaser does not accept for payment any Shares tendered hereby.

              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

-----------------------------------------------------------------------------------------------------------------------------
                SPECIAL PAYMENT INSTRUCTIONS                                   SPECIAL DELIVERY INSTRUCTIONS
              (See Instructions 1, 5, 6, and 7)                              (See Instructions 1, 5, 6, and 7)
-----------------------------------------------------------------------------------------------------------------------------
To be completed ONLY if the check for the purchase price of     To be completed ONLY if the check for the purchase price of
Shares and Share Certificates evidencing Shares not             Shares purchased and Share Certificates evidencing Shares not
tendered or not purchased are to be issued in the name of       tendered or not purchased are to be mailed to someone other
someone other than the undersigned.                             than the undersigned, or the undersigned at an address other than that shown under "Description of Shares Tendered."
Issue Check and Share Certificate(s) to:

Name                                                            Mail Check and Share Certificate(s) to:
    -------------------------------------------------------
                    (Please Print)                              Name
                                                                    -----------------------------------------------------------
Address                                                                                  (Please Print)
       ----------------------------------------------------
                                                                Address
-------------------------------------------------------------          ---------------------------------------------------------

--------------------------------------------------------------  ----------------------------------------------------------------
                  ( Include Zip Code)

--------------------------------------------------------------  ----------------------------------------------------------------
      (Tax Identification or Social Security Number)                                      (Include Zip Code)

         Medallion Signature Guarantee Required.                                  Medallion Signature Guarantee Required.
-----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   SIGN HERE

                          (See Instructions 1 and 5)

Signature(s) of Stockholder(s)
                              --------------------------------------------------
Name(s)
       -------------------------------------------------------------------------
                                    (Please Print)
Capacity (full title)
                     -----------------------------------------------------------
Address
       -------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              (Please Include Zip Code)

Area Code and Telephone Number
                              --------------------------------------------------
Taxpayer Identification number
                              --------------------------------------------------
                                               (See Instruction 10)

Dated
     ---------------------------------------------------------------------------

(Must be signed by registered holder(s) exactly as name(s) appear(s) on stock certificate(s) or on a security position listing or by persons(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title. See Instruction 5.)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           GUARANTEE OF SIGNATURE(S)

                          (See Instructions 1 and 5)

Authorized Signature
                    ------------------------------------------------------------
Name
    ----------------------------------------------------------------------------
                                   (Please Print)
Title
     ---------------------------------------------------------------------------

--------------------------------------------------------------------------------
            (Name of Eligible Institution Guaranteeing Signatures)

--------------------------------------------------------------------------------

Address
       -------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           (Please Include Zip Code)

Area Code and Telephone Number
                              --------------------------------------------------
Dated
     -----------------------------
--------------------------------------------------------------------------------

                                 INSTRUCTIONS
             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

          1. Guarantee of Signatures. Except as otherwise provided below, signatures on this Letter of Transmittal must be guaranteed by a firm which is a member of the Securities Transfer Agents Medallion Signature Program, or by any other "eligible guarantor institution," as such term is defined in Rule 17Ad-15 promulgated under the Securities Exchange Act of 1934, as amended (each of the foregoing being an "Eligible Institution"). No signature guarantee is required on this Letter of Transmittal if (i) this Letter of Transmittal is signed by the registered holder(s) of Shares (which term, for purposes of this document, shall include any participant in DTC whose name appears on a security position listing as the owner of Shares) tendered hereby unless such holder(s) has (have) completed the box entitled "Special Payment Instructions" or "Special Delivery Instructions" on the reverse hereof or (ii) if such Shares are tendered for the account of an Eligible Institution. See Instructions 5 and 7.

          2. Delivery of Letter of Transmittal and Share Certificates. This Letter of Transmittal is to be used either if Share Certificates are to be forwarded herewith or if tenders are to be made pursuant to the procedures for tenders by book-entry transfer pursuant to the procedure set forth in the Offer to Purchase. Share Certificates evidencing all physically tendered Shares, or a confirmation of a book-entry transfer into the Depositary's account at DTC of all Shares delivered by book-entry transfer, as well as a properly completed and duly executed Letter of Transmittal and any other documents required by this Letter of Transmittal, must be received by the Depositary at one of its addresses set forth on the first page hereof prior to the Expiration Date (as defined in the Offer to Purchase). If Share Certificates are forwarded to the Depositary in multiple deliveries, a properly completed and duly executed Letter of Transmittal must accompany each such delivery. Stockholders whose Share Certificates are not immediately available, who cannot deliver their Share Certificates and all other required documents to the Depositary prior to the Expiration Date, or who cannot complete the procedure for delivery by book-entry transfer on a timely basis may tender their Shares pursuant to the guaranteed delivery procedure described in the Offer to Purchase. Pursuant to such procedure: (i) such tender must be made by or through an Eligible Institution;
(ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form made available by Purchaser, must be received by the Depositary prior to the Expiration Date; and (iii) the Share Certificates evidencing all physically delivered Shares in proper form for transfer by delivery, or a confirmation of a book-entry transfer into the Depositary's account at DTC of all Shares delivered by book-entry transfer, in each case together with a Letter of Transmittal, properly completed and duly executed, with any required signature guarantees (or in the case of a book-entry transfer, an Agent's Message (as defined in the Offer to Purchase)) and any other documents required by this Letter of Transmittal, must be received by the Depositary within three Nasdaq trading days after the date of execution of such Notice of Guaranteed Delivery, all as described in "The Tender Offer - Section
3. Procedures for Accepting the Offer and Tendering Shares" of the Offer to Purchase.

          THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, SHARE CERTIFICATES AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH DTC, IS AT THE OPTION AND RISK OF THE TENDERING STOCKHOLDER, AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

          No alternative, conditional, or contingent tenders will be accepted. By execution of this Letter of Transmittal, all tendering stockholders waive any right to receive any notice of the acceptance of their Shares for payment.

          3. Inadequate Space. If the space provided herein under "Description of Shares Tendered" is inadequate, the Share Certificate numbers, the number of Shares evidenced by such Share Certificates, and the number of Shares tendered should be listed on a separate signed schedule and attached hereto.

          4. Partial Tenders (not applicable to stockholders who tender by book-entry transfer). If fewer than all Shares evidenced by any Share Certificate delivered to the Depositary herewith are to be tendered hereby, fill in the number of Shares that are to be tendered in the box entitled "Number of Shares Tendered." In such cases, new Share Certificate(s) evidencing the remainder of Shares that were evidenced by the Share Certificates delivered to the Depositary herewith will be sent to the person(s) signing this Letter of Transmittal, unless otherwise provided in the box entitled "Special Delivery Instructions" on the reverse hereof, as soon as practicable after the Expiration Date or the termination of the Offer. All Shares evidenced by Share Certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

          5.   Signatures on Letter of Transmittal; Stock Powers and
Endorsements.

          (a) If this Letter of Transmittal is signed by the registered holder(s) of Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the Share Certificates evidencing such Shares without alteration, enlargement or any other change whatsoever.

          (b) If any Shares tendered hereby are held of record by two or more persons, all such persons must sign this Letter of Transmittal.

          (c) If any Shares tendered hereby are registered in different names on different Share Certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of such Shares.

          (d) If this Letter of Transmittal is signed by the registered holder(s) of Shares tendered hereby, no endorsements of Share Certificates or separate stock powers are required, unless payment is to be made to, or Share Certificates evidencing Shares not tendered or not accepted for payment are to be issued in the name of, a person other than the registered holder(s).

          (e) If the Letter of Transmittal is signed by a person other than the registered holder(s) of the Share Certificate(s) evidencing Shares tendered, the Share Certificate(s) tendered hereby must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on such Share Certificate(s). Signatures on such Share Certificate(s) and stock powers must be guaranteed by an Eligible Institution.

          (f) If this Letter of Transmittal or any Share Certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to Purchaser of such person's authority so to act must be submitted.

          6. Stock Transfer Taxes. Except as otherwise provided in this Instruction 6, Purchaser will pay all stock transfer taxes with respect to the sale and transfer of any Shares to it or its order pursuant to the Offer. If, however, payment of the purchase price of any Shares purchased is to be made to, or Share Certificate(s) evidencing Shares not tendered or not accepted for payment are to be issued in the name of, any person other than the registered holder(s) or if tendered certificates are registered in the name of any person other than the person(s) signing the Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder(s), or such other person, or otherwise) payable on account of the transfer to such other person will be deducted from the purchase price of such Shares if satisfactory evidence of the payment of such taxes, or exemption therefrom, is not submitted.

          Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the Share Certificates evidencing Shares tendered hereby.

          7. Special Payment and Delivery Instructions. If a check for the purchase price of any Shares tendered hereby is to be issued in the name of, and/or Share Certificate(s) evidencing Shares not tendered or not accepted for payment are to be issued in the name of and/or returned to, a person other than the person(s) signing this Letter of Transmittal or if such check or any such Share Certificate is to be sent to a person other than the signor of this Letter of Transmittal or to the person(s) signing this Letter of Transmittal but at an address other than that shown in the box entitled "Description of Shares Tendered" on the reverse hereof, the appropriate boxes captioned "Special Payment Instructions" and/or "Special Delivery Instructions" on this Letter of Transmittal must be completed.

          8. Questions and Requests for Assistance or Additional Copies. Questions and requests for assistance may be directed to the Information Agent or the Depositary at their respective addresses or telephone numbers set forth below. Additional copies of the Offer to Purchase, this Letter of Transmittal, the Notice of Guaranteed Delivery, and the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 may be obtained from the Information Agent.

          9. Substitute Form W-9. Each tendering stockholder is required to provide the Depositary with a correct Taxpayer Identification Number ("TIN") on the Substitute Form W-9 which is provided under "Important Tax Information" below, and to certify, under penalty of perjury, that such number is correct and that such stockholder is not subject to backup withholding of federal income tax. If a tendering stockholder has been notified by the Internal Revenue Service that such stockholder is subject to backup withholding, such stockholder must cross out item (2) of the Certification box of the Substitute Form W-9, unless such stockholder has since been notified by the Internal Revenue Service that such stockholder is no longer subject to backup withholding. Failure to provide the information on the Substitute Form W-9 may subject the tendering stockholder to 30.5% federal income tax withholding on the payment of the purchase price of all Shares purchased from such stockholder. If the tendering stockholder has not been issued a TIN and has applied for one or intends to apply for one in the near future, such stockholder should check the box in Part 3 of the Substitute Form W-9, and sign and date the Substitute Form W-9. Notwithstanding that the box in Part 3 is checked, the Depositary will withhold 30.5% on all payments of the purchase price to such stockholder until a properly certified TIN is provided to the Depositary and, if the Depositary is not provided a TIN within 60 days, such amounts will be paid over to the Internal Revenue Service.

          10. Lost, Destroyed or Stolen Certificates. If any certificate(s) representing Shares has been lost, destroyed or stolen, the stockholder should promptly notify the Depositary. The stockholder will then be instructed as to the steps that must be taken in order to replace the certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen certificates have been followed. To expedite replacement, call the Securities Transfer Division at UMB Bank at (800) 884-4225.

          IMPORTANT: THIS LETTER OF TRANSMITTAL, PROPERLY COMPLETED AND DULY EXECUTED (TOGETHER WITH ANY REQUIRED SIGNATURE GUARANTEES (OR, IN THE CASE OF A BOOK-ENTRY TRANSFER, AN AGENT'S MESSAGE) AND SHARE CERTIFICATES OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS) OR A PROPERLY COMPLETED AND DULY EXECUTED NOTICE OF

GUARANTEED DELIVERY MUST BE RECEIVED BY THE DEPOSITARY PRIOR TO THE EXPIRATION DATE (AS DEFINED IN THE OFFER TO PURCHASE).

                           IMPORTANT TAX INFORMATION

          Under U.S. federal income tax law, a stockholder whose tendered Shares are accepted for payment is generally required to provide the Depositary (as payer) with such stockholder's correct TIN on Substitute Form W-9 provided herewith. If such stockholder is an individual, the TIN generally is such stockholder's social security number. If the Depositary is not provided with the correct TIN, the stockholder may be subject to a $50 penalty imposed by the Internal Revenue Service and payments that are made to such stockholder with respect to Shares purchased pursuant to the Offer may be subject to backup withholding of 30.5%. More serious penalties may be imposed for providing false information which, if willfully done, may result in fines and/or imprisonment.

          Certain stockholders (including, among others, corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, such individual must submit a statement (IRS Form W-8 BEN, or other applicable IRS Form W-8), signed under penalties of perjury, attesting to such individual's exempt status. Forms of such statements can be obtained from the Depositary. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions. A stockholder should consult his, her or its tax advisor as to such stockholder's qualification for exemption from backup withholding and the procedure for obtaining such exemption.

          If backup withholding applies, the Depositary is required to withhold 30.5% of any payments due to the stockholder. Backup withholding is not an additional tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained provided that the required information is furnished to the Internal Revenue Service.

Purpose of Substitute Form W-9

          To prevent backup withholding on payments that are made to a stockholder with respect to Shares purchased pursuant to the Offer, the stockholder is required to notify the Depositary of such stockholder's correct TIN by completing the form below certifying that (a) the TIN provided on Substitute Form W-9 is correct (or that such stockholder is awaiting a TIN), and
(b)(i) such stockholder has not been notified by the Internal Revenue Service that the stockholder is subject to backup withholding as a result of a failure to report all interest or dividends or (ii) the Internal Revenue Service has notified such stockholder that such stockholder is no longer subject to backup withholding.

What Number to Give the Depositary

          The stockholder is required to give the Depositary the TIN (e.g., social security number or employer identification number) of the record holder of Shares tendered hereby. If Shares are in more than one name or are not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report. If the tendering stockholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, the stockholder should check the box in Part 3, and sign and date the Substitute Form W-9. Notwithstanding that the box in Part 3 is checked, the Depositary will withhold 30.5% of all payments of the purchase price to such stockholder until a properly certified TIN is provided to the Depositary and, if the Depositary is not provided a TIN within 60 days, such amounts will be paid over to the Internal Revenue Service.

---------------------------------------------------------------------------------------------------------
                                      PAYER'S NAME:  UMB Bank, N.A.
---------------------------------------------------------------------------------------------------------
                                    Part I - PLEASE PROVIDE YOUR TIN IN
                                      THE BOX AT RIGHT AND CERTIFY BY        ------------------------
                                         SIGNING AND DATING BELOW.           Social Security Number(s)
                                                                                         OR
SUBSTITUTE                                                                     ----------------------
                                                                           Employer Identification Number
Form W-9                            ----------------------------------------------------------------------
                                    Part 2 - Certifications - Under penalties of perjury, I certify that:
Payer's Request for Taxpayer        (1)  The number shown on this form is my correct taxpayer
Identification Number ("TIN")            identification number (or I am waiting for a number to be issued to  me) and
                                    (2)  I am not subject to backup withholding because (i) I am exempt from backup withholding, (ii) I have not been notified by the
                                         Internal Revenue service ("IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (iii) the IRS has notified me that I am no longer subject to backup withholding.

                                    Signature                              Date              , 2001.
                                              ----------------------------     --------------

                                    --------------------------------------------------------------------
                                    Name (Please Print)
                                    -------------------------------------------------------------------------
                                    Certification Instructions - You must           Part 3 -
                                    cross out item (2) in Part 2 above if
                                    you have been notified by the IRS               Awaiting TIN
                                    that you are subject to backup                 --------------------------
                                    withholding because of underreporting           Part 4 -
                                    interest or dividends on your tax
                                    returns.  However, if after being               [_] Exempt from
                                    notified by the IRS that you were                   Backup
                                    subject to backup withholding you                   Withholding
                                    receive another notification from the
                                    IRS stating that you are no longer
                                    subject to backup withholding, do not
                                    cross out such item (2).  If you are
                                    exempt from backup withholding, check
                                    the box in part 4.
---------------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 30.5% OF ANY PAYMENTS MADE TO YOU PURSUANT TO EACH OFFER TO PURCHASE. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 3 OF THE SUBSTITUTE FORM W-9.

--------------------------------------------------------------------------------
             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

     I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that, if I do not provide a taxpayer identification number to the Depositary, 30.5% of all reportable payments made to me will be withheld, but will be refunded if I provide a certified identification number within 60 days.

-----------------------------------          -----------------------------------
     Signature                                                Date

--------------------------------------------------------------------------------
                             Name (Please Print)
--------------------------------------------------------------------------------

          Questions or requests for assistance may be directed to Corporate Communications, Inc., the Information Agent for the Offer, at its respective address and telephone numbers listed below. Additional copies of the Offer to Purchase, this Letter of Transmittal, and the Notice of Guaranteed Delivery may be obtained from the Information Agent. A stockholder may also contact brokers, dealers, commercial banks, or trust companies for assistance concerning the Offer.


                         Corporate Communications, Inc.
                             523 Third Avenue South
                          Nashville, Tennessee  37210

                        Call toll free:  (800) 899-6181
                        at the tone, dial extension 990